Exhibit 10-GGG

                               TERMS SCHEDULE
                                In Respect of
                Chrysler Credit Canada Ltd. Purchase 1994 - 1


     In consideration of the mutual covenants contained and incorporated herein, the undersigned hereby agree as follows:

1. Interpretation. Section 2.1(1) of the Master Receivables Purchase Agreement (the "MRPA") dated as of November 29, 1994 between the undersigned provides that the undersigned may execute and deliver a Terms Schedule which, upon such execution and delivery, shall evidence their binding agreement with respect to the purchase and sale of Secured Loans and Related Secured Loan Rights. This executed Terms Schedule constitutes such an agreement. Except to the extent modified, replaced, restated or supplemented herein, the terms and conditions of the MRPA are incorporated by reference herein, mutatis mutandis. The term "Purchase" when used herein means the purchase and sale of the Secured Loans identified in the Appendix hereto and the Related Secured Loan Rights. References herein to paragraphs are to the paragraphs of this Terms Schedule and references to Sections are to the Sections to the Agreement.

2. Type of Transaction. This Terms Schedule is not a Related Terms Schedule at the date hereof, provided however that a Terms Schedule entered into after the date hereof may provide that this Terms Schedule is a Related Terms Schedule with respect to one or more Purchases effected after the date hereof.

3. Specific Terms. (1) Terms specific to the Purchase to which this Terms Schedule relates are as follows:

Section 1.1

     Closing Date for this Purchase:  December 2, 1994

     Cut-Off Date for this Purchase:  November 22, 1994

     Prepayment Amount for this Purchase:  $125,661,460.08

     Settlement Date for this Purchase means, in respect of the first Settlement Period, January 31, 1995 and thereafter, the last Business Day of the calendar month following such Settlement Period.

     Settlement Period for this Purchase means, initially, the period from the Cut-Off Date to and including January 6, 1995, thereafter, the period from January 7, 1995 to January 31, 1995 inclusive, and thereafter, each period from the day next following the last day of the immediately preceding Settlement Period to and including the last Business Day in the calendar month following the calendar month in which such previous Settlement Period ended, ending with the calendar month following that in which the Final Collection Date occurs.


Section 4.1(m)

     Financial Advisory Fee:  $0


Section 4.1(n)

     Structuring Fee:  $62,830.73


Section 5.1(o)

     Used Vehicle Rate Percentage:  20%


(2) Terms specific to the Transaction to which this Terms Schedule (and all Related Terms Schedules, if any) relates are as follows:

Section 1.1

     Concentration Limit Percentage:  0.30%

     Deferred Purchase Account Number:  0352515-01

     Required APR Amount:  11.045%

     Required Deferred Amount Floor:  251,322.92

     Required Reserve Floor:  $3,015,875.04

     Reserve Rate:  6.0%


Section 2.5(2)

     Program Fee:  0.295%


4.   Hedging Agreements.

     (a) Pursuant to the ISDA Master Agreement dated as of November 29, 1994 between the Purchaser and Chrysler Financial, an interest rate cap will be purchased by the Purchaser from Chrysler Financial on the Closing Date for $1,170,000.00. The interest rate cap will require Chrysler Financial to pay to the Purchaser on the last Business Day of each Settlement Period an amount equal to the product of (i) the daily average of the Program Amount for such Settlement Period, (ii) the amount, if any, by which (a) the average of the 30 day CDOR, as defined in the 1991 ISDA Definition (as published by the International Swaps and Derivatives Association, Inc.) on each Business Day of such Settlement Period exceeds (b) 9.00%, and (iii) the actual number of days in such Settlement Period divided by 365.

     (b) Pursuant to the ISDA Master Agreement dated as of December 15, 1993 between the Seller and Chrysler Financial, an interest rate floor will be purchased by Chrysler Financial from the Seller on the Closing Date for CAD $22,000.00. The interest rate floor will require the Seller to pay to Chrysler Finance on the last Business Day of each Settlement Period an amount equal to the product of (i) the daily average of the Program Amount for such Settlement Period, (ii) the amount, if any, by which (a) 5.00% exceeds (b) the average of the 30 day CDOR, as defined in the 1991 ISDA Definition (as published by the International Swaps and Derivatives Association, Inc.) on each Business Day of such Settlement Period, and (iii) the actual number of days in such Settlement Period divided by 365.

     IN WITNESS WHEREOF the parties have executed this Terms Schedule to evidence their agreement hereto as of the 2nd day of December, 1994.



                              CHRYSLER CREDIT CANADA LTD., as Seller and
                              Collector


                              By:  "David H. Olsen"
                                   --------------------------------------


                              CORE TRUST, as Purchaser, by its Servicing
                              Agent, TORONTO DOMINION SECURITIES INC.


                              By:  "W.C. Archibald"
                                   --------------------------------------


                              CHRYSLER FINANCIAL CORPORATION, as
                              Performance Guarantor


                              By:  "David H. Olsen"
                                   --------------------------------------